SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of Earliest Event Reported) - April 15, 2005
                                                           --------------

                          TELECOM COMMUNICATIONS, INC.
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             (Exact name of registrant as specified in its charter)

      Delaware                        333-62236                35-2089848
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(State or other jurisdiction    (Commission File Number)     (IRS Employer of
    Incorporation)                                          Identification No.)

Suites 2412-13, Shell Tower, Times Square, 1 Matheson Street, Causeway Bay, Hong Kong
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   (Address of principal executive offices)                    (zip code)

      Registrant's telephone number, including area code - (852) 2782 0983
                                                           ---------------

             Room 1602, 16/F., 5-9 Observatory Court, TST, Hong Kong
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          (Former Name or Former Address, if changed since last report)

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

     On April 15, 2005, Shanhe Yang resigned as Director, President and CEO (Principal Executive Officer) of Telecom Communications Inc.(the "Company") to pursue other opportunities. The effective date of the resignation was April 15, 2005. On April 15,2005, the Board of Directors of the Company elected Mr. Tim Chen, as a Director , President and CEO (Principal Executive Officer) of the Company to serve until further notice. There was no arrangement or understanding pursuant to which he was selected; and there are no related transactions between Mr. Tim Chen and the Company requiring disclosure under Item 404(a) of Regulation S-K.

ITEM 8.01 OTHER EVENT

     Effective immediately, the Company has changed its address to Suites 2412-13, Shell Tower, Times Square,1 Matheson Street, Causeway Bay, Hong Kong. Its new number is (852) 2782-0983 and its new fax is (852) 2541-8746


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


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           TELECOM COMMUNICATIONS, INC.
                                           ----------------------------
                                           (Registrant)


Dated:  May 16, 2005                       By: /s/ Tim Chen
                                               -----------------------------
                                               Tim Chen,
                                               Director and CEO
                                               (Principal Executive Officer)


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